STATEMENTS OF OPERATIONS - USD ($)	4 Months Ended	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2021
Professional fees and other expenses	$ (750)	$ (4,710,584)
State franchise taxes, other than income tax	(450)	(200,000)
Loss from change in fair value of warrant liabilities	0	(3,421,208)
Allocated expense for warrant issuance cost	0	(378,413)
Net loss from operations	(1,200)	(8,710,205)
Other income - interest income		30,739
Net loss before income taxes	(1,200)	(8,679,466)
Net loss attributable to common shares	$ (1,200)	$ (8,679,466)
Class A Common Stock
Net loss per ordinary share:
Common Stock - basic and diluted		$ (0.92)
Class F Common Stock
Net loss per ordinary share:
Common Stock - basic and diluted	$ 0.00	$ (0.92)